UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2009 (December 8, 2009)

XM SATELLITE RADIO HOLDINGS INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-27441	54-1878819
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Eckington Place, N.E. Washington, DC	20002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 380-4000

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 8, 2009, XM Satellite Radio Holdings Inc. (the “Company”) filed an Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) with the Secretary of State of the State of Delaware to, among other things, reduce the number of shares of common stock that the Company is authorized to issue. The Company is a wholly-owned subsidiary of Sirius XM Radio Inc.

The foregoing description of the Amended and Restated Certificate is qualified in its entirety by reference to the full text of the Amended and Restated Certificate, a copy of which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 3.1	Amended and Restated Certificate of Incorporation of XM Satellite Radio Holdings Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XM Satellite Radio Holdings Inc.

Date: December 9, 2009

By: /s/ Patrick Donnelly
       Patrick Donnelly
       Secretary

EXHIBIT INDEX

No.	Description
3.1	Amended and Restated Certificate of Incorporation of XM Satellite Radio Holdings Inc.